WARRANTS AND DERIVATIVES (Tables)	12 Months Ended
Dec. 31, 2022
Warrants and Rights Note Disclosure [Abstract]
Schedule of Significant Inputs And Valuation Technique Used To Measure Fair Value of The Warrants	The significant inputs utilized in the Black-Scholes model as of December 31, 2021 were as follows.

December 31, 2021
Common Stock Fair Value Per Share	$16.81
Exercise Price Per Share	$0.01
Volatility	75.7%
Risk-free rate	0.53%
Expected Dividend Rate	0.0%

Schedule of changes in the warrant liability
The following table summarizes the changes in the warrant liability included in other long-term liabilities that were issued in connection with the Note Agreement (in thousands):

Warrant Liability
Balance as of December 31, 2021	$561
Legacy Liability Warrants issued	428
Change in fair value	717
Settlement of warrant liability in common stock	(1,706)

Balance as of December 31, 2022	$—